   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 26, 2001

                                                        REGISTRATION NO. 2-50870
                                                                    NO. 811-2482
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                           [X]
      POST-EFFECTIVE AMENDMENT NO. 43                            [X]
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                   [X]
      AMENDMENT NO. 28                                           [X]


                            VAN KAMPEN RESERVE FUND
        (Exact Name of Registrant as Specified in Declaration of Trust)

      1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555
              (Address of Principal Executive Offices) (Zip Code)

                                 (630) 684-6000
               Registrant's Telephone Number, Including Area Code


                                 SARA L. BADLER


                              Executive Director,


                    General Counsel and Assistant Secretary

                          Van Kampen Investments Inc.
                                1 Parkview Plaza
                                  PO Box 5555
                     Oakbrook Terrace, Illinois 60181-5555
                    (Name and Address of Agent for Service)
                            ------------------------

                                   Copies to:

                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                Skadden, Arps, Slate, Meagher & Flom (Illinois)
                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700
                            ------------------------

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

       It is proposed that this filing will become effective:

        [ ] immediately upon filing pursuant to paragraph (b)


        [X] on September 28, 2001 pursuant to paragraph (b)

        [ ] 60 days after filing pursuant to paragraph (a)(1)
        [ ] on (date) pursuant to paragraph (a)(1)
        [ ] 75 days after filing pursuant to paragraph (a)(2)
        [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

       If appropriate check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

 Title of Securities Being Registered: Shares of Beneficial Interest, par value
                                $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen Reserve Fund
 -------------------------------------------------------------------------------

Van Kampen Reserve Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S.
dollar-denominated money-market securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                  This Prospectus is dated SEPTEMBER 28, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   4
Investment Objective, Policies and Risks....................   5
Investment Advisory Services................................   7
Purchase of Shares..........................................   8
Redemption of Shares........................................  13
Distributions from the Fund.................................  15
Shareholder Services........................................  15
Federal Income Taxation.....................................  17
Financial Highlights........................................  19



No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.


Table of Contents

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek protection of capital and high current income.


                        PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. The Fund's investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply. In selecting securities for investment, the Fund's investment adviser seeks to invest in those securities that it believes entail reasonable risk considered in relation to the Fund's investment policies and may sell such securities in order to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.


                           PRINCIPAL INVESTMENT RISKS


An investment in the Fund is subject to risks. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

INCOME RISK. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund's net asset value. The prices of debt securities tend to fall as interest rates rise but market risk should be low for the Fund because it invests in high-quality, short-term securities.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek protection of capital and high current income through investments in money-market instruments

                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                             5.33
1992                                                                             2.91
1993                                                                             2.16
1994                                                                             3.38
1995                                                                             5.00
1996                                                                             4.46
1997                                                                             4.68
1998                                                                             4.85
1999                                                                             4.48
2000                                                                             5.60

The Fund's return for the six-month period ended June 30, 2001 for Class A Shares was 2.19%. As a result of market activity, current performance may vary from the figures shown.


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 1.53% (for the quarter ended March 31, 1991) and the lowest quarterly return for Class A Shares was 0.52% (for the quarter ended June 30, 1993).


                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows the Fund's average annual total returns for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). The Fund's performance figures for Class B Shares and Class C Shares include the maximum contingent deferred sales charges paid by investors. Remember that past performance of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS                           PAST 10
    FOR THE                                YEARS OR
    PERIODS ENDED        PAST     PAST       SINCE
    DECEMBER 31, 2000   1 YEAR   5 YEARS   INCEPTION
--------------------------------------------------------
    Van Kampen Reserve
    Fund -- Class A
    Shares               5.60%    4.81%      4.28%
 ........................................................
    Van Kampen Reserve
    Fund -- Class B
    Shares               0.83%    3.77%      4.04%(1)
 ........................................................
    Van Kampen Reserve
    Fund -- Class C
    Shares               3.81%    4.02%      4.04%(1)
 ........................................................


Inception date: (1) 4/18/95.

Investors can obtain the current 7-day yield for each class of shares of the Fund by calling (800) 341-2911.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                          CLASS A      CLASS B      CLASS C
                          SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases                    None         None         None
 ................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None      4.00%(1)(2)  1.00%(1)(3)
 ................................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None         None         None
 ................................................................
Redemption fee               None         None         None
 ................................................................
Exchange fee                 None         None         None
 ................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
----------------------------------------------------------------
Management fees             0.40%        0.40%        0.40%
 ................................................................
Distribution and/or
service (12b-1) fees(4)     0.15%       0.90%(5      0.90%(5
 ................................................................
Other expenses              0.40%        0.40%        0.40%
 ................................................................
Total annual fund
operating expenses          0.95%        1.70%        1.70%
 ................................................................


(1) Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds. Unless investors intend to exchange their Fund shares to or from Class B Shares or Class C Shares of other Van Kampen funds, they should purchase the Fund's Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and or related expenses. Even investors who do intend to exchange their Fund shares for Class B Shares or Class C Shares of other Van Kampen funds may prefer to purchase Class A Shares of the Fund and then redeem those shares and use the proceeds to purchase Class B Shares or Class C Shares of other Van Kampen funds. See "Purchase of Shares."

(2) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

   See "Purchase of Shares -- Class B Shares."
(3) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(4) Class A Shares are subject to an annual service fee of up to 0.15% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 0.90% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."

(5) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $ 97      $303       $  525      $1,166
 ....................................................................
Class B Shares           $561      $799       $1,010      $1,709*
 ....................................................................
Class C Shares           $272      $533       $  918      $1,998
 ....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $ 97      $303       $  525      $1,166
 ....................................................................
Class B Shares           $161      $499       $  860      $1,709*
 ....................................................................
Class C Shares           $172      $533       $  918      $1,998
 ....................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


Investment Objective,
Policies and Risks

 -------------------------------------------------------------------------------


The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund seeks to maintain a constant net asset value of $1.00 per share. There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund's net asset value will not vary or that the Fund will achieve its investment objective.


The Fund's investment adviser seeks to achieve the investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. To be considered high quality, a security generally must be rated in one of the two highest short-term ratings categories by the ratings services such as Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's").

The Fund's investment adviser seeks to invest in those securities that meet the maturity, quality and diversification standards established by the Fund's Board of

Trustees and special rules for money market funds under the 1940 Act. These include requirements for maintaining high credit quality in the Fund's portfolio, a short average portfolio maturity to reduce the effects of changes in interest rates on the value of portfolio securities and diversifying investments among issuers to reduce the effects of a default by any one issuer on the value of the Fund's shares. In addition, the Fund's Board of Trustees has adopted procedures to evaluate potential investments and the Fund's investment adviser has the responsibility to implement those procedures in making investments for the Fund's portfolio. In selecting securities for investment, the Fund's investment adviser focuses on identifying what it believes are the best relative values among potential investments based upon an analysis of the yield, price, interest rate sensitivity and credit quality of such securities. The Fund's investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund's portfolio. On an ongoing basis, the Fund's investment adviser analyzes the economic and financial outlook of the money markets to anticipate and respond to changing developments that may affect the Fund's existing and prospective investments. While the Fund intends to hold investments until maturity, it may sell portfolio securities prior to maturity to increase the yield or to adjust the average maturity or credit quality of the Fund's investment portfolio.


The Fund's dividend and yield are expected to change daily based upon changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so.


The following is a brief description of the types of money-market instruments in which the Fund may invest, all of which will be U.S. dollar-denominated obligations:


U.S. GOVERNMENT SECURITIES. The Fund may invest in obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government which include U.S. Treasury bills (maturing within one year of issuance) and U.S. Treasury notes and bonds (which have longer maturities), (b) the right of the issuer to borrow from the U.S. Treasury, (c) the discretionary authority of the U.S. government agencies or instrumentalities or (d) the credit of the instrumentality issuing the securities. If the securities are not backed by the full faith and credit of the U.S. government, the owners of such securities must look to the agency or instrumentality issuing the obligation for repayment and will not be able to assert a claim against the U.S. government in the event of nonpayment. Governmental agencies or instrumentalities in which the Fund may invest include, but are not limited to, the Federal National Mortgage Association, the Government National Mortgage Association, Federal Land Banks, and the Farmer's Home Administration.

BANK OBLIGATIONS. The Fund may invest in high-quality obligations issued by domestic and foreign banks or their subsidiaries or overseas branches. Bank obligations include time deposits, certificates of deposit and bankers' acceptances, as well as securities secured by such obligations. Certificates of deposit are instruments representing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are interest-bearing deposits maintained in a bank for a specified period of time (not longer than seven days) at a specific rate of interest. Time deposits held by the Fund generally will not benefit from insurance provided by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

The Fund only invests in "high-quality" bank obligations which are securities rated in one of the two highest short-term ratings categories by any two nationally recognized statistical rating organizations ("NRSROs"), such as S&P (e.g., A-1 or A-2) or Moody's (e.g., P-1 or P-2) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. Subsequent downgrades in ratings may require reassessment of the credit risks presented by such securities and may even require their sale. NRSROs assign ratings based upon their opinions as to the quality of the debt securities they undertake to rate, but they do not base their assessment on the market value risk of such securities. It should be emphasized that ratings are general and are not absolute standards of quality. The Fund's current policy is to limit investments in bank obligations to those rated A-1 or P-1.

The purchase of obligations of foreign banks may subject the Fund to additional investment risks that are different in some respects from those incurred in investing in obligations of domestic banks. Foreign banks and foreign branches or subsidiaries of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, audit and financial record keeping requirements. In addition, less information may be publicly available about a foreign bank or about a foreign branch of a domestic bank. Because evidences of ownership of obligations of foreign branches or subsidiaries of foreign banks usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adopting of governmental restrictions which might adversely affect the payment of principal and interest on the foreign obligations or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Income earned or received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund may invest in a commercial paper obligation that (a) is rated in one of the two highest short-term ratings categories by any two NRSROs (e.g., A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or any one NRSRO if the instrument was rated by only one such organization) or (b) is unrated, if such security is of comparable quality as determined in accordance with procedures established by the Fund's Board of Trustees or if such security was a long-term security at the time of issuance but has a remaining life of 397 days or less and has received a long-term rating in one of the three highest long-term ratings categories by any two NRSROs (e.g., A or higher by S&P and Moody's) (or any one NRSRO if the instrument was rated by only one such organization). Credit quality at the time of purchase determines which securities may be acquired. The Fund's current policy is to limit investments in commercial paper to obligations rated A-1 or P-1.

REPURCHASE AGREEMENTS. A repurchase agreement is a short-term investment in which the purchaser (e.g., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and at a set price, thereby determining the yield during the holding period. The Fund may enter into repurchase agreements with U.S. banks, their subsidiaries or overseas branches, and with primary dealers of U.S. government securities that report to the Federal Reserve Bank of New York.

The Fund only enters into repurchase agreements that are (a) rated at the time of investment in one of the two highest ratings categories by at least two NRSROs (e.g. A-1 or A-2 by S&P and P-1 or P-2 by Moody's) (or one NRSRO if the instrument was rated by only one such organization) and (b) collateralized by the underlying securities of the same type and quality in which the Fund otherwise may invest. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed 10% of the Fund's net assets. Repurchase agreements are subject to the risk of default by the other party.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $83 billion under management or supervision as of June 30, 2001. Van Kampen Investments has more than 50 open-end funds, more than and 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS         % PER ANNUM
---------------------------------------------------------
    First $150 million                  0.50%
 .........................................................
    Next $100 million                   0.45%
 .........................................................
    Next $100 million                   0.40%
 .........................................................
    Over $350 million or thereafter     0.35%
 .........................................................



Applying this fee schedule, the effective advisory fee rate was 0.40% of the Fund's average daily net assets for the Fund's fiscal year ended May 31, 2001. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser and the Distributor have adopted a Code of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Distributor and their respective employees. The Code of Ethics permits directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares are sold without a sales charge, while Class B Shares and Class C Shares generally bear sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.

The offering price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The securities held by the Fund are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing a security at its cost and thereafter, applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if it sold the security.


The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by following the wire transfer instructions described below or by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling Class B Shares and Class C Shares and may receive differing compensation for selling Class B Shares or Class C Shares. Sales personnel of authorized dealers are not entitled to receive compensation for selling Class A Shares.


The offering price for shares is based upon the next calculation of net asset value per share after an order becomes effective, which is upon receipt by Investor Services of federal funds. Payment by check generally will be converted into federal funds on the second business day following receipt of payment for the order by Investor Services.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.

Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.



INITIAL INVESTMENT BY BANK WIRE. To open an account by wire an investor should telephone Investor Services at (800) 421-6714 and provide the account registration, the address, tax identification number, the amount being wired and the name of the wiring bank. Investor Services furnishes the investor with an account number. The investor's bank should wire the specified amount along with the account number and registration to the Fund's custodian: State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, ABA-011000028, attention Van Kampen Investor Services Inc./ Van Kampen Fund Account No. 9900-446-7. The investor should then immediately complete and mail the account application form accompanying this Prospectus to Investor Services. To receive same day credit to an account, the investor must call Investor Services, at the telephone number listed above, by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.


INITIAL INVESTMENT BY MAIL. To open an account by mail an investor should send a check payable to the Fund along with a completed account application form to Investor Services.

SUBSEQUENT INVESTMENTS BY BANK WIRE. The investor's bank should wire the specified amount along with the account number and registration to State Street Bank. To receive same day credit to an account, the investor must call Investor Services at (800) 421-6714 by 11:00 a.m. Kansas City time with the intent to wire funds and State Street Bank must then receive such funds by 4:00 p.m. Boston time.


SUBSEQUENT INVESTMENTS BY MAIL. Subsequent investments may be sent by mail to Investor Services, indicating the account registration and account number.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value without a sales charge and no sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.15% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system. As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                                       CONTINGENT DEFERRED
                                          SALES CHARGE
                                       AS A PERCENTAGE OF
                                          DOLLAR AMOUNT
    YEAR SINCE PURCHASE                 SUBJECT TO CHARGE
--------------------------------------------------------------
    First                                     4.00%
 ..............................................................
    Second                                    4.00%
 ..............................................................
    Third                                     3.00%
 ..............................................................
    Fourth                                    2.50%
 ..............................................................
    Fifth                                     1.50%
 ..............................................................
    Sixth and After                            None
 ..............................................................


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to

0.15% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.


The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.15% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                           FACTORS FOR CONSIDERATION

Class B Shares and Class C Shares of the Fund generally are made available to shareholders for temporary investment purposes in connection with exchanges to or from other Van Kampen funds participating in the exchange program. Investors purchasing shares of the Fund without regard to the availability of exchanges should purchase Class A Shares because Class A Shares are not subject to any sales charges and are subject to less ongoing distribution/service fees and related expenses. Therefore, Class A Shares will have a higher yield than Class B Shares and Class C Shares. Even investors who do intend to exchange their shares for Class B Shares or Class C Shares of other Van Kampen funds should consider purchasing Class A Shares and then redeeming those shares when they wish to invest in Class B Shares or Class C Shares of other Van Kampen funds. Since Class A Shares are subject to lower distribution/service fees and related expenses, purchasing Class A Shares and then redeeming them to purchase Class B Shares or Class C Shares of other Van Kampen funds is likely to result in a higher return to the investor than purchasing Class B Shares or Class C Shares and then exchanging them for Class B Shares or Class C Shares of other Van Kampen funds.

The contingent deferred sales charges applicable to Class B Shares and Class C Shares is not imposed on exchanges among Van Kampen funds participating in the exchange program for the same class of shares. Instead, Class B Shares or Class C Shares acquired in an exchange remain subject to the contingent deferred sales charges schedule of the initial fund from which the Class B Shares or Class C Shares were purchased. Similarly the holding period for calculating any contingent deferred sales charge is based upon the date of purchase of such shares from the initial fund.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption, provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. Shares may be redeemed by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


EXPEDITED TELEPHONE REDEMPTION REQUESTS. Shareholders of the Fund who have completed the appropriate section of the application may request expedited redemption payment of shares having a value of $1,000 or more by calling (800) 421-5684. Redemption proceeds in the form of federal funds will be wired to the bank designated in the application. Expedited telephone redemption requests received prior to 10:00 a.m. Kansas City time are processed and the proceeds are wired on the date of receipt. Redemption requests received by Investor Services after such hour are subsequently processed and the proceeds are wired on the next banking day following receipt of such request. Investor Services reserves the right to deduct the wiring costs from the proceeds of the redemption. A shareholder may change the bank account previously designated at any time by written notice to Investor Services with the signature(s) of the shareholder(s) guaranteed. The Fund reserves the right at any time to terminate, limit or otherwise modify this expedited redemption privilege.




Distributions from the Fund

 -------------------------------------------------------------------------------

Shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute as dividends to shareholders all, or substantially all, of this net investment income monthly. All dividends are automatically applied to purchase additional full and fractional shares of the Fund at the next determined net asset value. Shareholders may elect to receive monthly payment of dividends in cash by written instruction to Investor Services. Dividends are paid to shareholders of record immediately prior to the determination of net asset value for that day. Since shares are issued and redeemed at the time net asset value is determined, dividends commence on the day following the date shares are issued and are paid for. A redeeming shareholder receives all dividends accrued through the date of redemption.


The per share dividends on Class B Shares and Class C Shares will be lower than the per share dividends on Class A Shares as a result of the higher distribution/ service expenses and transfer agency expenses applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund (defined below) at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application and returning the form and the account application to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank, for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Share account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by State Street Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund (defined below) based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Class A shares of the Fund which have not previously been charged a sales charge (except for Class A Shares issued under the reinvestment option) or that have been charged a lower sales charge than the sales charge applicable to the shares of the Participating Fund being acquired will have any applicable sales charges differential imposed upon an exchange into a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from any authorized dealer or the Distributor.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 341-2911, our automated telephone system, which is generally accessible 24 hours a day, seven days a week, or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund and other Participating Funds limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


Federal Income
Taxation

 -------------------------------------------------------------------------------


Distributions of the Fund's investment company taxable income (generally ordinary income and net short-term capital gain) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



Backup withholding rules require the Fund, in certain circumstances, to withhold a percentage of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable), or who are otherwise subject to backup withholding.



Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.


The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended May 31, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended May 31, 1999, 1998 and 1997 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                              CLASS A SHARES
                                                            YEAR ENDED MAY 31,
                                               2001       2000      1999      1998      1997
      ---------------------------------------------------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD............................      $1.00     $1.00     $1.00     $1.00     $1.00
                                              -------    ------    ------    ------    ------
      Net Investment Income...............        .05       .05       .04       .05       .04

      Less Distributions from Net
        Investment Income.................       (.05)     (.05)     (.04)     (.05)     (.04)
                                              -------    ------    ------    ------    ------

      NET ASSET VALUE, END OF THE
        PERIOD............................      $1.00     $1.00     $1.00     $1.00     $1.00
                                              =======    ======    ======    ======    ======

      Total Return........................     $5.35%(b)*  4.92%(b)  4.55%(b)  4.78%(b)  4.52%(b)
      Net Assets at End of the Period (In
        millions).........................     $451.7    $573.3    $529.6    $634.1    $451.3
      Ratio of Expenses to Average Net
        Assets**(a).......................       .95%     0.82%     0.84%     1.02%     1.02%
      Ratio of Net Investment Income to
        Average Net Assets**..............      5.22%     4.71%     4.38%     4.60%     4.38%

                                                            CLASS B SHARES
                                                          YEAR ENDED MAY 31,
                                             2001      2000      1999      1998      1997
      ------------------------------------  ----------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD............................   $1.00     $1.00     $1.00     $1.00     $1.00
                                            ------    ------    ------    ------    ------
      Net Investment Income...............     .05       .04       .04       .04       .04
      Less Distributions from Net
        Investment Income.................    (.05)     (.04)     (.04)     (.04)     (.04)
                                            ------    ------    ------    ------    ------
      NET ASSET VALUE, END OF THE
        PERIOD............................   $1.00     $1.00     $1.00     $1.00     $1.00
                                            ======    ======    ======    ======    ======
      Total Return........................   4.66%(c)*  4.14%(c)  3.78%(c)  3.99%(c)  3.71%(c)
      Net Assets at End of the Period (In
        millions).........................  $338.7    $238.8    $129.8    $123.0    $103.0
      Ratio of Expenses to Average Net
        Assets**(a).......................   1.58%     1.57%     1.63%     1.79%     1.77%
      Ratio of Net Investment Income to
        Average Net Assets**..............   4.43%     3.96%     3.71%     3.91%     3.70%

                                                            CLASS C SHARES
                                                          YEAR ENDED MAY 31,
                                             2001      2000      1999      1998      1997
      ------------------------------------  --------------------------------------------------
      NET ASSET VALUE, BEGINNING OF THE
        PERIOD............................   $1.00     $1.00     $1.00     $1.00     $1.00
                                            ------    ------    ------    ------    ------
      Net Investment Income...............     .05       .04       .04       .04       .04
      Less Distributions from Net
        Investment Income.................    (.05)     (.04)     (.04)     (.04)     (.04)
                                            ------    ------    ------    ------    ------
      NET ASSET VALUE, END OF THE
        PERIOD............................   $1.00     $1.00     $1.00     $1.00     $1.00
                                            ======    ======    ======    ======    ======
      Total Return........................   4.57%(d)*  4.14%(d)  3.77%(d)  3.99%(d)  3.72%(d)
      Net Assets at End of the Period (In
        millions).........................   $63.0     $54.7     $26.9     $16.1      $8.4
      Ratio of Expenses to Average Net
        Assets**(a).......................   1.69%     1.57%     1.63%     1.78%     1.78%
      Ratio of Net Investment Income to
        Average Net Assets**..............   4.40%     3.96%     3.73%     3.91%     3.64%



     * If certain losses had not been assumed by the Adviser, total return would have been lower by less than .01%.



    **For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than .01%.



    (a)The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.



    (b) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15%.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90%.



    (d)Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to 90%.


                    See Financial Statements and Notes thereto.

Board of Trustees


 -------------------------------------------------------------------------------




J. Miles Branagan       Jack E. Nelson
Jerry D. Choate         Richard F. Powers, III*
Linda Hutton Heagy      Phillip B. Rooney
R. Craig Kennedy        Wayne W. Whalen*
Mitchell M. Merin*      Suzanne H. Woolsey




* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

Call your broker or (800) 341-2911,


our Secure Account Manager system


DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833


WEB SITE
www.vankampen.com

VAN KAMPEN RESERVE FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen Reserve Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street, PO Box 1713

Boston, MA 02110

Attn: Van Kampen Reserve Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund

in its annual and semiannual reports to shareholders.

You can ask questions or obtain a free copy of the Fund's

reports or its Statement of Additional Information by calling (800) 341-2911. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.



                               SEPTEMBER 28, 2001


                                   PROSPECTUS

Van Kampen
Reserve Fund

                         [VAN KAMPEN INVESTMENTS LOGO]

RES PRO 9/01

65138
The Fund's Investment Company
Act File No. is 811-2482.

                      STATEMENT OF ADDITIONAL INFORMATION

                            VAN KAMPEN RESERVE FUND

     Van Kampen Reserve Fund's (the "Fund") investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing in a portfolio of U.S. dollar-denominated money-market securities.

     The Fund is organized as a diversified series of the Van Kampen Reserve Fund, an open-end, management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                 ---------------------------------------------

                               TABLE OF CONTENTS
                 ---------------------------------------------


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Investment Restrictions.....................................    B-7
Description of Securities Ratings...........................    B-10
Trustees and Officers.......................................    B-14
Investment Advisory Agreement...............................    B-25
Other Agreements............................................    B-26
Distribution and Service....................................    B-26
Transfer Agent..............................................    B-29
Portfolio Transactions and Brokerage Allocation.............    B-29
Shareholder Services........................................    B-31
Redemption of Shares........................................    B-33
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-34
Taxation....................................................    B-36
Yield Information...........................................    B-40
Other Information...........................................    B-42
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-11



     THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED SEPTEMBER 28, 2001.



                                                                    RES SAI 9/01

                              GENERAL INFORMATION

     The Fund was originally incorporated in Maryland on March 28, 1974 under the name American Capital Reserve Fund, Inc. As of July 31, 1995, the Fund was reorganized as a series of the Trust under the name Van Kampen American Capital Reserve Fund. The Trust is a business trust organized under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.



     Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution expenses. Each class of shares also has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The

Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be less than the liquidation proceeds to holders of Class A Shares.


     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of September 10, 2001, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund except as follows:



        NAME AND ADDRESS                             NUMBER OF
        OF RECORD HOLDER          CLASS OF SHARES   SHARES HELD   PERCENT OF CLASS
        ----------------          ---------------   -----------   ----------------
Bear Stearns Securities Corp.        B                  68,699           7%
  1 Metrotech Center North
  Brooklyn, NY 11201
Emma Ericson Trust                   B                  63,101           6%
  2280 S. Via Mariposa W
  Laguna Hills, CA 92653
Salomon Smith Barney Inc.            B                  51,943           5%
  333 West 34th St -- 3rd Floor
  New York, NY 10001-2483
Dean Witter Reynolds                 B              46,995,460          13%
  5 World Trade Center -- FL 6
  New York, NY 10048-0205
Carol N. Carvalho                    C                  42,102          57%
  33 Primrose Lane
  Roosevelt, NY 11575-1008
Dean Witter Reynolds                 C                  28,790          39%
  5 World Trade Center -- FL 6
  New York, NY 10048-0205
Dean Witter Reynolds                 C               5,953,017          10%
  5 World Trade Center -- FL 6
  New York, NY 10048-0205


     Van Kampen Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MONEY-MARKET SECURITIES

     The Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing the Fund's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

     In accordance with Rule 2a-7, the Fund is required to (i) maintain a dollar-weighted average portfolio maturity of 90 days or less, (ii) purchase only instruments having remaining maturities of 13 months or less and (iii) invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Trustees to present minimal credit risks. Additionally, securities purchased for investment must be rated in one of the two highest short-term rating categories for debt obligations by any two nationally recognized statistical rating organizations ("NRSROs") (or any one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees.

     In addition, the Fund will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of a single issuer, except that (i) the Fund may invest up to 25% of its total assets in the "first tier securities" of a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Fund may invest in obligations issued or guaranteed by the U.S. government without any such limitation, and (iii) the Fund may invest, with limitations, more than 5% of its total assets in securities subject to a guarantee issued by a non-controlled person. First tier securities are those that have been rated in the highest rating category for short-term obligations by at least two NRSROs (or one NRSRO if the instrument was rated by only one such organization), and unrated securities determined by the Fund's Board of Trustees to be comparable to those rated in the highest category. The Fund will be limited to 5% of the Fund's total assets for other permitted investments not in the first tier ("second tier securities"), with the investment in any one such issuer being limited to no more than the greater of 1% of the Fund's total assets or $1,000,000. As to each security, these percentages are measured at the time the Fund purchases the security.

     If a security's rating is downgraded, the Adviser and/or the Fund's Board of Trustees may have to reassess the security's credit risk. If a security has ceased to be a first tier security, the Adviser will promptly reassess whether the security continues to present minimal credit risk. If the Adviser becomes aware that any NRSRO has downgraded its rating of a second tier security or rated previously unrated security below its second highest rating category, the Fund's Board of Trustees shall promptly reassess whether the security presents minimal credit risk and whether it is in the best interests of the Fund to dispose of it. If the Fund disposes of the security within five days of the Adviser learning of the downgrade, the Adviser will provide the Board with subsequent notice of such downgrade. If a security is in default, ceases to be a security permitted for investment, is determined no longer to present minimal credit risks or if an event of insolvency as defined in Rule 2a-7 occurs, the Fund must dispose of the security as soon as practicable unless the Fund's Board of Trustees determines it would be in the best interests of the Fund not to dispose of the security. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

REPURCHASE AGREEMENTS


     Repurchase agreements are fully collateralized by the underlying securities and may be considered to be loans under the 1940 Act. The Fund makes payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities must be of a type in which the Fund may invest (normally securities of the U.S. government, or its agencies and instrumentalities), except that the underlying securities may have maturity dates exceeding one year. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days, and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower is required to pay the Fund any income accruing thereon. Furthermore, the Fund may invest the cash collateral in portfolio securities thereby increasing the return to the Fund as well as increasing the market risk to the Fund. The Fund does not presently intend to lend its portfolio securities in excess of 5% of its total assets.

     Loans would be made for short-term purposes and subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders, but any gain can be realized only if the borrower does not default. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan.

                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Purchase any security which matures more than two years from the date of purchase. As set forth under "Investment Objective, Policies and Risks" in the Prospectus, the Fund's operating policy is not to purchase any security having a remaining maturity of more than 13 months.

      2. Purchase any security other than (a) obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; (b) bank time deposits, certificates of deposit and bankers' acceptances which are obligations of a domestic bank (or a foreign branch or subsidiary thereof), or of a foreign bank, rated at the time of investment A-1 and A-2 by S & P or Prime-1 and Prime-2 by Moody's; (c) instruments secured by a bank obligation described in item 2(b); (d) commercial paper if rated A by S & P's or Prime by Moody's, or if not rated, issued by a company having an outstanding debt issue rated at least A by S & P's or Moody's (see "Description of Securities Ratings" for an explanation of these ratings); and (e) repurchase agreements collateralized by the debt securities described above.


      3. Issue any senior security, although the Fund may borrow as set forth under item 14 below.

      4. Purchase or sell real estate; although the Fund may purchase securities issued by companies, including real estate investment trusts, which invest in real estate or interest therein.

      5. Purchase securities on margin, make short sales of securities or maintain a short position.

      6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

      7. The Fund may not invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      8. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

      9. Lend its portfolio securities in excess of 10% of its total assets, both taken at market value provided that any loans shall be in accordance with the guidelines established for such loans by the Trustees of the Fund as described under "Investment Objective, Policies and Risks -- Loans of Portfolio Securities," including the maintenance of collateral from the borrower equal at all times to the current market value of the securities loaned.

     10. Invest in securities, except repurchase agreements, for which there are legal or contractual restrictions on resale, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

     11. Underwrite securities of other issuers except that the Fund may sell an investment position even though it may be deemed an underwriter as that term is defined under the Securities Act of 1933, as amended (the "1933 Act").

     12. Invest in warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

     13. Purchase or retain securities of any issuer if those officers and directors of the Fund or its investment adviser who own beneficially more than 0.50% of the securities of such issuer, together own more than 5% of the securities of such issuer.

     14. Borrow money, except from banks for temporary or emergency purposes and then in amounts not exceeding 10% of the value of the Fund's total net assets; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not exceeding the lesser of the dollar amount borrowed or 5% of the value of the Fund's assets at the time of such borrowing (the Fund will not borrow for leveraging or investment but only to meet redemption requests which might otherwise require undue dispositions of portfolio securities).

     15. Lend money, except through the purchase or holding of the types of debt securities in which the Fund may invest.

     16. With respect to 75% of its assets, purchase securities if the purchase would cause the Fund, at that time, to have more than 5% of the value of its total assets invested in the securities of any one issuer (except obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements fully collateralized thereby).


     17. Invest in the securities of any issuer, if immediately thereafter, the Fund would own more than 10% of the total value of all outstanding securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.


     18. Invest more than 5% of its assets in companies having a record together with predecessors, of less than three years continuous operation.

     19. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. government and of domestic branches of U.S. banks).

                       DESCRIPTION OF SECURITIES RATINGS

     Below is a description of the two highest rating categories for short-term debt obligations and long-term debt obligations by the "nationally recognized statistical rating organizations." The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

                            SHORT-TERM DEBT RATINGS


     MOODY'S INVESTORS SERVICE, INC. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of one year), are judged by Moody's to be investment grade, to indicate the relative repayment activity of rated issuers:



PRIME-1: Superior ability for repayment. Ability will often be evidenced by many of the following characteristics: (a) leading market positions in well-established industries;
           (b) high rates of return on funds employed; (c) conservative capitalization structure with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.
PRIME-2: Strong ability for repayment. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
           Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
PRIME-3: Acceptable ability for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


     The following rating designations for state and municipal notes, are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:


MIG-1/
VMIG-1:    This designation denotes superior credit quality.
           Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2/
VMIG-2: This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG-3/
VMIG-3:    This designation denotes acceptable credit quality.
           Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     STANDARD & POOR'S ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

   A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
   A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
   A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     The following ratings by S&P for state and municipal notes assess the likelihood of payment:

  SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
  SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     FITCH IBCA, DUFF & PHELPS. Fitch's short-term debt credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     Short-term debt credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet the financial commitments in a timely manner.


   F-1: Highest credit quality, indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
   F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
   F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

                             LONG-TERM DEBT RATINGS

     These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations. Bonds (including municipal bonds) are rated as follows:

MOODY'S INVESTORS SERVICE, INC.:

   AAA: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.
    AA: Judged to be of high quality by all standards. Together with "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
     A: Possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" and "A" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of its generic rating category.


STANDARD & POOR'S:

    AAA: The highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.
     AA: Differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
      A: Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

FITCH IBCA, DUFF & PHELPS


    AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
      A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
    BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen System Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
Age: 69                                     Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company, and Director of Valero Energy
Dana Point, CA 92629                        Corporation, an independent refining company.
Date of Birth: 09/16/38                     Trustee/Director of each of the funds in the
Age: 63                                     Fund Complex. Prior to January 1999, Chairman
                                            and Chief Executive Officer of the Allstate
                                            Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
Age: 53                                     President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international
                                            graduate students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W                       of the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 49                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor
                                            to the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of
1221 Avenue of the Americas                 Morgan Stanley Investment Management since
21st Floor                                  December 1998. President and Director since
New York, NY 10020                          April 1997 and Chief Executive Officer since
Date of Birth: 08/13/53                     June 1998 of Morgan Stanley Dean Witter
Age: 48                                     Advisors Inc. and Morgan Stanley Dean Witter
                                            Services Company Inc. Chairman, Chief
                                            Executive Officer and Director of Morgan
                                            Stanley Dean Witter Distributors Inc. since
                                            June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley
                                            subsidiaries. President of the Morgan Stanley
                                            Funds since May 1999. Trustee/Director of
                                            each of the funds in the Fund Complex.
                                            Previously Chief Strategic Officer of Morgan
                                            Stanley Dean Witter Advisors Inc. and Morgan
                                            Stanley Dean Witter Services Company Inc. and
                                            Executive Vice President of Morgan Stanley
                                            Dean Witter Distributors Inc. April 1997-June
                                            1998, Vice President of the Morgan Stanley
                                            Dean Witter Funds May 1997-April 1999, and
                                            Executive Vice President of Dean Witter,
                                            Discover & Co. prior to May 1997.

Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser in
Date of Birth: 02/13/36                     the State of Florida. President and owner,
Age: 65                                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. Trustee/ Director
                                            of each of the funds in the Fund Complex.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Richard F. Powers, III*...................  Chairman, President, Chief Executive Officer,
1 Parkview Plaza                            Director and Managing Director of Van Kampen
P.O. Box 5555                               Investments. Chairman, Director and Chief
Oakbrook Terrace, IL 60181-5555             Executive Officer of the Advisers, the
Date of Birth: 02/02/46                     Distributor, Van Kampen Advisors Inc. and Van
Age: 55                                     Kampen Management Inc., since 1998. Managing
                                            Director of the Advisers, the Distributor,
                                            Van Kampen Advisors Inc. and Van Kampen
                                            Management Inc., since July 2001. Director
                                            and officer of certain other subsidiaries of
                                            Van Kampen Investments. Chief Sales and
                                            Marketing Officer of Morgan Stanley Dean
                                            Witter Asset Management Inc. Trustee/
                                            Director and President of each of the funds
                                            in the Fund Complex. Trustee, President and
                                            Chairman of the Board of other investment
                                            companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of
                                            Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and
                                            Dean Witter Realty. Prior to 1996, Director
                                            of Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management
One ServiceMaster Way                       Services, a network of quality service
Downers Grove, IL 60515                     companies, since January 2001. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
Age: 57                                     company, since 1990. Trustee of the
                                            University of Notre Dame since 1993. Trustee/
                                            Director of each of the funds in the Fund
                                            Complex. Prior to 2001, Director of the Urban
                                            Shopping Centers Inc., a retail management
                                            company. Vice Chairman from April 1997 to
                                            April 2000 and Director from 1994 to 2000 of
                                            The ServiceMaster Company, a business and
                                            consumer services Company. Prior to 1998,
                                            Director of Stone Container Corp., a paper
                                            manufacturing company. President and Chief
                                            Executive Officer of Waste Management Inc.,
                                            an environmental services company, from June
                                            1996 through February 1997, and from November
                                            1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of
                                            Waste Management Inc.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex and
Date of Birth: 08/22/39                     other investment companies advised by the
Age: 62                                     Advisers. Trustee/ Director of each of the
                                            funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National
2101 Constitution Ave., N.W                 Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution, since 1993. Director of
Date of Birth: 12/27/41                     Neurogen Corporation, a pharmaceutical
Age: 59                                     company, since January 1998. Director of the
                                            German Marshall Fund of the United States,
                                            Trustee of Colorado College, and Vice Chair
                                            of the Board of the Council for Excellence in
                                            Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993,
                                            Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education
                                            at the National Academy of Sciences/National
                                            Research Council. From 1980 through 1989,
                                            Partner of Coopers & Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

                                    OFFICERS



     Messrs. Santo, Reynoldson, Sullivan and Zimmerman are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056. Mr. Smith is located at Plaza Two, Jersey City, NJ 07311.



      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------

Stephen L. Boyd......................  Managing Director and Chief Investment Officer of
Date of Birth: 11/16/40                Van Kampen Investments, and Managing Director,
Executive Vice President and Chief     President and Chief Operating Officer of the
Investment Officer                     Advisers, Van Kampen Management Inc. and Van
Age: 60                                Kampen Advisors Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to December 2000, Executive
                                       Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief
                                       Operating Officer of the Advisers. Prior to April
                                       2000, Executive Vice President and Chief
                                       Investment Officer for Equity Investments of the
                                       Advisers. Prior to October 1998, Vice President
                                       and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc.,
                                       Van Kampen American Capital Investment Advisory
                                       Corp. and Van Kampen American Capital Management,
                                       Inc.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
A. Thomas Smith III..................  Managing Director and Director of Van Kampen
Date of Birth: 12/14/56                Investments, Director of the Advisers, Van Kampen
Vice President and Secretary           Advisors Inc., Van Kampen Management Inc., the
Age: 44                                Distributor, Investor Services and certain other
                                       subsidiaries of Van Kampen Investments. Managing
                                       Director and General Counsel -- Mutual Funds of
                                       Morgan Stanley Investment Advisors, Inc. Vice
                                       President and Secretary of each of the funds in
                                       the Fund Complex and Vice President and
                                       Secretary/Vice President, Principal Legal Officer
                                       and Secretary of other investment companies
                                       advised by the Advisers or their affiliates.
                                       Prior to July 2001, Managing Director, General
                                       Counsel, Secretary and Director of Van Kampen
                                       Investments, the Advisers, Van Kampen Management
                                       Inc., the Distributor, Investor Services, and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Prior to December 2000, Executive
                                       Vice President, General Counsel, Secretary and
                                       Director of Van Kampen Investments, the Advisers,
                                       Van Kampen Advisors Inc., Van Kampen Management
                                       Inc., the Distributor, Investor Services and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Prior to January 1999, Vice
                                       President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"),
                                       and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities
                                       and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
Michael H. Santo.....................  Managing Director, Chief Operations Officer and
Date of Birth: 10/22/55                Director of Van Kampen Investments, Managing
Vice President                         Director, Chief Executive Officer and Director of
Age: 45                                Investor Services, Managing Director, Chief
                                       Operations and Technology Officer and Director of
                                       the Advisers, the Distributor, Van Kampen
                                       Advisors Inc. and Van Kampen Management Inc., and
                                       serves as a Director or Officer of certain other
                                       subsidiaries of Van Kampen Investments. Vice
                                       President of each of the funds in the Fund
                                       Complex and certain other investment companies
                                       advised by the Advisers and their affiliates.
                                       Prior to December 2000, Executive Vice President,
                                       Chief Administrative Officer and Director of Van
                                       Kampen Investments, the Advisers, the
                                       Distributor, Van Kampen Advisors Inc., Van Kampen
                                       Management Inc. and Investor Services. Prior to
                                       1998, Senior Vice President and Senior Planning
                                       Officer for Individual Asset Management of Morgan
                                       Stanley Dean Witter and its predecessor since
                                       1994.

John R. Reynoldson...................  Executive Director of the Advisers, Van Kampen
Date of Birth: 05/15/53                Management Inc. and Van Kampen Advisors Inc. Vice
Vice President                         President of each of the funds in the Fund
Age: 48                                Complex. Prior to July 2001, Principal and
                                       Co-head of the Fixed Income Department of the
                                       Advisers, Van Kampen Management Inc. and Van
                                       Kampen Advisors Inc. Prior to December 2000,
                                       Senior Vice President of the Advisers, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc.
                                       Prior to May 2000, he managed the investment
                                       grade taxable group for the Advisers since July
                                       1999. From July 1988 to June 1999, he managed the
                                       government securities bond group for Asset
                                       Management. Mr. Reynoldson has been with Asset
                                       Management since April 1987.

John L. Sullivan.....................  Executive Director of Van Kampen Investments, the
Date of Birth: 08/20/55                Advisers, Van Kampen Management Inc. and Van
Vice President, Chief Financial        Kampen Advisors Inc. Vice President, Chief
Officer and Treasurer                  Financial Officer and Treasurer of each of the
Age: 46                                funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen
Date of Birth: 11/25/57                Investments, and Managing Director, President and
Vice President                         Director of the Distributor. Vice President of
Age: 43                                each of the funds in the Fund Complex. Prior to
                                       December 2000, President of Van Kampen Insurance
                                       Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments.
                                       From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the
                                       Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 63 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.


     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.


                               COMPENSATION TABLE


                                                                Fund Complex
                                         -----------------------------------------------------------
                                                                         Aggregate
                                                                         Estimated
                                                          Aggregate       Maximum
                                                         Pension or       Annual           Total
                                           Aggregate     Retirement    Benefits from   Compensation
                           Year First    Compensation     Benefits       the Fund         before
                          Appointed or      before       Accrued as       Complex      Deferral from
                           Elected to    Deferral from     Part of         Upon            Fund
        Name(1)            the Board     the Trust(2)    Expenses(3)   Retirement(4)    Complex(5)
        -------           ------------   -------------   -----------   -------------   -------------
J. Miles Branagan             1991          $2,149         $48,349        $60,000        $123,400
Jerry D. Choate               1999           2,149          17,925         60,000         123,400
Linda Hutton Heagy            1995           2,149           5,242         60,000         123,400
R. Craig Kennedy              1995           2,149           3,556         60,000         123,400
Jack E. Nelson                1995           2,149          24,881         60,000         123,400
Phillip B. Rooney             1997           2,149           8,458         60,000         123,400
Wayne W. Whalen               1995           2,149          17,005         60,000         123,400
Suzanne H. Woolsey            1999           2,149          11,238         60,000         123,400


------------------------------------

(1)Trustees not eligible for compensation are not included in the Compensation Table. Fernando Sisto retired as a member of the Board of Trustees for the Trust and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended May 31, 2001. The following trustees deferred compensation from the Fund during the fiscal year ended May 31, 2001: Mr. Branagan, $2,149; Mr. Choate, $2,149; Ms. Heagy, $2,149; Mr. Kennedy, $1,612; Mr. Nelson, $2,149; Mr. Rooney, $2,149;
    and Mr. Whalen, $2,149. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation

    (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of the Fund's fiscal year ended May 31, 2001 is as follows: Mr. Branagan, $12,737; Mr. Choate, $3,737; Ms. Heagy, $7,899; Mr. Kennedy, $15,732; Mr. Miller, $6,159; Mr. Nelson, $26,660; Mr. Rees, $29,338; Mr. Robinson, $8,936; Mr. Rooney, $9,181; Mr. Sisto, $18,327 and
    Mr. Whalen, $16,740. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen earned Total Compensation of $283,900 during the calendar year ended December 31, 2000.



     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (collectively, the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the

Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


     As of September 10, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations.


     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed 1% of the Fund's average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to its distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended May 31, 2001, 2000 and 1999, the Adviser received approximately $3,088,600, $3,651,500 and $3,246,800, respectively, in advisory fees from the Fund.

                                OTHER AGREEMENTS

     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.


     During the fiscal years ended May 31, 2001, 2000 and 1999, Advisory Corp. received approximately $74,700, $38,200 and $227,500, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen Funds and increases in net assets of the Fund and other Van Kampen Funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.


     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of May 31, 2001, there were $3,256,945 and $93,468 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 0.96% and 0.15% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended May 31, 2001, the Fund's aggregate expenses paid under the Plans for Class A Shares were $707,944 or 0.15% of the Class A Shares' average daily net assets. For the fiscal year ended May 31, 2001, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,900,810 or 0.90% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,529,200 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $371,610 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended May 31, 2001, the Fund's aggregate expenses paid under the Plans for Class C Shares were $425,400 or 0.90% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $191,055 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $234,345 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.


                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money-market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their shares.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     During the past three years, the Fund paid no commissions to brokers on the purchase or sale of portfolio securities.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds (as defined in the Prospectus) will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers, by bank wire or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and can be established on a form made available by the Fund when Van Kampen Trust company serves as the plan custodian. See "Shareholder Services--Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    WAIVER OF CLASS B AND CLASS C CONTINGENT
                             DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2) or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND


     The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year) plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


DISTRIBUTIONS TO SHAREHOLDERS


     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes generally will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.


SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.


WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS



     A shareholder who is not (i) a citizen or resident of the United States,
(ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or
(iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-U.S. status.



     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.



     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.



     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-U.S. investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.



     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-U.S. status.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder) the amount of dividends, capital gain dividends or gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                               YIELD INFORMATION

     From time to time the Fund may advertise its "yield" and "effective yield."

     Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     The yield of the Fund is its net income expressed in annualized terms. The SEC requires by rule that a yield quotation set forth in an advertisement for a "money market" fund be computed by a standardized method based on a historical seven-calendar-day period. The standardized yield is computed by determining the net change (exclusive of realized gains and losses and unrealized appreciation and depreciation) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and such additional shares, and all fees that are charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size. The Fund may also calculate its effective yield by compounding the unannualized base period return (calculated as described above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one.

     Yield and effective yield are calculated separately for Class A Shares, Class B Shares and Class C Shares. Because of the differences in distribution fees, the yield and effective yield for each class of shares will differ.

     The yield and effective yield quoted at any time represents the amount being earned on a current basis for the indicated period and is a function of the types of instruments in the Fund, their quality and length of maturity, and the Fund's operating expenses. The length of maturity for the Fund is the average dollar-weighted maturity of the Fund. This means that the Fund has an average maturity of a stated number of days for all of its issues. The calculation is weighted by the relative value of the investment.

     The yield and effective yield fluctuate daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield and effective yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that there is no guarantee that the net asset value will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Fund with investment results and yields from other sources such as banks or savings and loan associations should understand this distinction.

     Other funds of the money market type as well as banks and savings and loan associations may calculate their yield on a different basis, and the yield quoted by the Fund could vary upwards or downwards if another method of calculation or base period were used.

     Additionally, since yield and effective yield fluctuate, yield data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield and effective yield are generally a function of the kind and quality of the instrument held in a fund's portfolio, portfolio maturity, operating expenses and market conditions.


     From time to time marketing materials may provide a portfolio manager update, an adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sector holdings and ten largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. The Fund may also be marketed on the Internet.


     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may include the yield quotation as of a current period. Such yield information will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar-cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed yields.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.


                               OTHER INFORMATION

CUSTODY OF ASSETS


     All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.


INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent accountants effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent accountants was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Reserve Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen Reserve Fund (the "Fund"), as of May 31, 2001, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Fund for each of the three years in the period ended May 31, 1999 were audited by other auditors whose report dated July 1, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at May 31, 2001, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ ERNST & YOUNG LLP

Chicago, Illinois
July 6, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

May 31, 2001
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)                     DESCRIPTION                    DATE     PURCHASE       COST
           COMMERCIAL PAPER  62.1%
$30,000    American Express Credit Corp. ............  08/10/01    3.923%    $ 29,776,000
 25,000    American General Finance Corp. ...........  08/24/01    4.632       24,736,333
 25,000    Bank of Nova Scotia.......................  06/15/01    4.826       24,953,819
 30,000    Chevron USA, Inc. ........................  06/06/01    4.099       29,983,167
 25,000    CIT Group Holdings, Inc. .................  06/28/01    5.140       24,905,313
 10,000    CIT Group Holdings, Inc. .................  06/28/01    4.109        9,969,700
 25,000    Citicorp..................................  06/12/01    4.061       24,969,444
 25,000    Coca Cola Co. ............................  06/22/01    4.891       24,929,854
 25,000    Ford Motor Credit Co. ....................  07/09/01    4.718       24,877,819
 17,500    General Electric Capital Corp. ...........  06/01/01    4.249       17,500,000
 25,000    General Electric Capital Corp. ...........  06/21/01    4.126       24,943,611
 15,750    General Motors Acceptance Corp. ..........  08/16/01    4.039       15,618,663
 19,250    General Motors Acceptance Corp. ..........  08/16/01    4.318       19,078,504
 25,000    Goldman Sachs Group, Inc. ................  10/10/01    3.939       24,651,576
 25,000    Household Finance Corp. ..................  06/20/01    4.747       24,938,382
 25,000    Merrill Lynch & Co., Inc. ................  06/18/01    3.992       24,953,604
 30,000    Metropolitan Life, Inc. ..................  06/25/01    4.016       29,921,000
 25,000    Prudential Funding Corp. .................  07/17/01    4.548       24,857,528
 25,000    Toronto Dominion Holding..................  07/16/01    4.020       24,876,719
 25,000    UBS, AG...................................  06/29/01    4.967       24,905,111
 18,410    Verizon Network Funding...................  07/24/01    4.029       18,302,399
  6,590    Verizon Network Funding...................  07/24/01    4.049        6,551,677
 30,000    Wells Fargo Financial, Inc. ..............  07/06/01    4.113       29,882,167
                                                                             ------------

TOTAL COMMERCIAL PAPER....................................................    530,082,390
                                                                             ------------

           U.S. GOVERNMENT AGENCY OBLIGATIONS  22.7%
 15,000    Federal Home Loan Mortgage Association
           Discount Note.............................  06/06/01    4.184       15,000,000
 16,847    Federal Home Loan Mortgage Association
           Discount Note.............................  08/01/01    3.991       16,735,384
 25,000    Federal Home Loan Mortgage Association
           Discount Note.............................  08/30/01    3.921       24,760,625

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001

                                                                  DISCOUNT
PAR                                                               YIELD ON
AMOUNT                                                 MATURITY   DATE OF     AMORTIZED
(000)                     DESCRIPTION                    DATE     PURCHASE       COST

           U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
$20,000    Federal Home Loan Mortgage Association
           Discount Note.............................  09/26/01    4.547%    $ 19,712,700
 12,250    Federal Home Loan Mortgage Association
           Discount Note.............................  04/24/02    4.165       11,809,368
 25,000    Federal National Mortgage Association
           Discount Note.............................  06/07/01    4.846       24,980,104
 25,000    Federal National Mortgage Association
           Discount Note.............................  07/12/01    4.699       24,868,743
 12,250    Federal National Mortgage Association
           Discount Note.............................  11/08/01    4.487       12,013,711
 20,000    Federal National Mortgage Association
           Discount Note.............................  01/16/02    5.310       20,000,000
 25,000    Federal National Mortgage Association
           Discount Note.............................  03/05/02    4.401       24,192,083
                                                                             ------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..................................    194,072,718
                                                                             ------------

           CERTIFICATES OF DEPOSIT  14.0%
 30,000    BNP Paribas...............................  06/19/01    4.833       30,000,000
 14,500    Rabobank Nederland NV.....................  07/26/01    5.179       14,504,639
 25,000    Societe Generale North America, Inc. .....  06/11/01    6.390       25,000,000
 25,000    State Street Bank & Trust.................  06/04/01    4.833       25,000,000
 25,000    US Bank National Minnesota................  07/23/01    4.264       25,000,000
                                                                             ------------

TOTAL CERTIFICATES OF DEPOSIT.............................................    119,504,639
                                                                             ------------

           NOTE  2.9%
 25,000    LaSalle National Bank.....................  09/18/01    4.620       25,000,000
                                                                             ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

May 31, 2001

                                                                  AMORTIZED
                           DESCRIPTION                               COST

   REPURCHASE AGREEMENTS  1.5%
   BankAmerica Securities ($12,453,000 par
     collateralized by U.S. Government obligations
     in a pooled cash account, dated 05/31/01, to
     be sold on 06/01/01 at $12,454,425).......................  $ 12,453,000
                                                                 ------------

   TOTAL INVESTMENTS  103.2% (a)...............................   881,112,747
   LIABILITIES IN EXCESS OF OTHER ASSETS  (3.2%)...............   (27,672,920)
                                                                 ------------

   NET ASSETS  100.0%..........................................  $853,439,827
                                                                 ============

(a) At May 31, 2001, cost is identical for both book and federal income tax purposes.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
May 31, 2001

ASSETS:
Total Investments, at amortized cost which approximates
  market....................................................  $881,112,747
Receivables:
  Fund Shares Sold..........................................     3,705,458
  Interest..................................................     2,298,623
Other.......................................................       180,845
                                                              ------------
    Total Assets............................................   887,297,673
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    32,421,659
  Distributor and Affiliates................................       479,488
  Investment Advisory Fee...................................       304,826
  Income Distributions......................................       276,519
  Custodian Bank............................................        38,826
Trustees' Deferred Compensation and Retirement Plans........       210,364
Accrued Expenses............................................       126,164
                                                              ------------
    Total Liabilities.......................................    33,857,846
                                                              ------------
NET ASSETS..................................................  $853,439,827
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $853,512,195
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (14,254)
Accumulated Net Realized Loss...............................       (58,114)
                                                              ------------
NET ASSETS..................................................  $853,439,827
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $451,721,384 and
    451,774,481 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $338,688,418 and 338,693,617 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $63,030,025 and 63,055,276 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended May 31, 2001

INVESTMENT INCOME:
Interest....................................................    $47,351,626
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $737,201, $2,123,289 and $451,150,
  respectively).............................................      3,311,640
Investment Advisory Fee.....................................      3,088,560
Shareholder Services........................................      2,239,472
Custody.....................................................        131,942
Legal.......................................................         20,756
Trustees' Fees and Related Expenses.........................         16,181
Other.......................................................        568,704
                                                                -----------
    Total Expenses..........................................      9,377,255
    Less Credits Earned on Cash Balances....................         25,548
                                                                -----------
    Net Expenses............................................      9,351,707
                                                                -----------
NET INVESTMENT INCOME.......................................    $37,999,919
                                                                ===========
REALIZED GAIN/LOSS:
Investments.................................................    $   (12,333)
Net Increase from Payments by Affiliates for Net Losses
  Realized on Investments Not Meeting the Investment
  Guidelines of the Fund....................................         12,333
                                                                -----------
NET REALIZED GAIN/LOSS......................................            -0-
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $37,999,919
                                                                ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended May 31, 2001 and 2000

                                                     YEAR ENDED          YEAR ENDED
                                                    MAY 31, 2001        MAY 31, 2000
                                                   -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................  $    37,999,919    $     42,474,343
Net Realized Loss................................              -0-              (2,832)
                                                   ---------------    ----------------
Change in Net Assets from Operations.............       37,999,919          42,471,511
                                                   ---------------    ----------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.................................      (24,360,250)        (32,587,988)
  Class B Shares.................................      (11,451,242)         (8,191,882)
  Class C Shares.................................       (2,205,189)         (1,735,136)
                                                   ---------------    ----------------
Total Distributions..............................      (38,016,681)        (42,515,006)
                                                   ---------------    ----------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................          (16,762)            (43,495)
                                                   ---------------    ----------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    2,505,005,403      20,201,171,990
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       38,016,681          42,515,006
Cost of Shares Repurchased.......................   (2,556,368,681)    (20,063,156,555)
                                                   ---------------    ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (13,346,597)        180,530,441
                                                   ---------------    ----------------
TOTAL INCREASE/DECREASE IN NET ASSETS............      (13,363,359)        180,486,946
NET ASSETS:
Beginning of the Period..........................      866,803,186         686,316,240
                                                   ---------------    ----------------
End of the Period (Including accumulated
  undistributed net investment income of
  $(14,254) and $2,508, respectively)............  $   853,439,827    $    866,803,186
                                                   ===============    ================

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS A SHARES                           ----------------------------------------------
                                          2001      2000      1999      1998      1997
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .05       .05       .04       .05       .04
  Less Distributions from Net
    Investment Income..................    (.05)     (.05)     (.04)     (.05)     (.04)
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======    ======    ======    ======    ======

Total Return (a).......................   5.35%*    4.92%     4.55%     4.78%     4.52%
Net Assets at End of the Period (In
  millions)............................  $451.7    $573.3    $529.6    $634.1    $451.3
Ratio of Expenses to Average Net
  Assets** (b).........................    .95%      .82%      .84%     1.02%     1.02%
Ratio of Net Investment Income to
  Average Net Assets**.................   5.22%     4.71%     4.38%     4.60%     4.38%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and includes Rule 12b-1 fees of up to .15%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS B SHARES                           ----------------------------------------------
                                          2001      2000      1999      1998      1997
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ------    ------    ------    ------    ------
  Net Investment Income................     .05       .04       .04       .04       .04
  Less Distributions from Net
    Investment Income..................    (.05)     (.04)     (.04)     (.04)     (.04)
                                         ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
                                         ======    ======    ======    ======    ======

Total Return (a).......................   4.66%*    4.14%     3.78%     3.99%     3.71%
Net Assets at End of the Period (In
  millions)............................  $338.7    $238.8    $129.8    $123.0    $103.0
Ratio of Expenses to Average Net
  Assets** (b).........................   1.58%     1.57%     1.63%     1.79%     1.77%
Ratio of Net Investment Income to
  Average Net Assets**.................   4.43%     3.96%     3.71%     3.91%     3.70%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within the first and second year of purchase and declining thereafter to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .90%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED MAY 31,
CLASS C SHARES                              -----------------------------------------
                                            2001     2000     1999     1998     1997
                                            -----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $1.00    $1.00    $1.00    $1.00    $1.00
                                            -----    -----    -----    -----    -----
  Net Investment Income...................    .05      .04      .04      .04      .04
  Less Distributions from Net Investment
    Income................................   (.05)    (.04)    (.04)    (.04)    (.04)
                                            -----    -----    -----    -----    -----
NET ASSET VALUE, END OF THE PERIOD........  $1.00    $1.00    $1.00    $1.00    $1.00
                                            =====    =====    =====    =====    =====

Total Return (a)..........................  4.57%*   4.14%    3.77%    3.99%    3.72%
Net Assets at End of the Period (In
  millions)...............................  $63.0    $54.7    $26.9    $16.1    $ 8.4
Ratio of Expenses to Average Net Assets**
  (b).....................................  1.69%    1.57%    1.63%    1.78%    1.78%
Ratio of Net Investment Income to Average
  Net Assets**............................  4.40%    3.96%    3.73%    3.91%    3.64%

 * If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

** For the year ended May 31, 1997, the impact on the Ratios of Expenses and Net
   Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of up to .90%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended May 31, 1999.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2001, the Fund had an accumulated capital loss carryforward for tax purposes of $58,114 which will expire between May 31, 2002 and May 31, 2009, of this amount $30,479 will expire on May 31, 2002.

    Net realized gains or losses may differ for financial and tax reporting purposes.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and capital gains, if any, and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to the inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Permanent differences totaling $6,782 related to the expiration of a portion of the capital loss carryforward was reclassified from accumulated net realized gain/loss to capital.

F. EXPENSE REDUCTIONS During the year ended May 31, 2001, the Fund's custody fee was reduced by $25,548 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended May 31, 2001, the Fund recognized expenses of approximately $20,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended May 31, 2001, the Fund recognized expenses of approximately $74,700 representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended May 31, 2001, the Fund recognized expenses of approximately $1,669,200. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $122,700 are included in "Other Assets" on the Statement of Assets and Liabilities at May 31, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    During the period, the Adviser reimbursed the Fund $12,333 for losses incurred due to the purchase and sale of two securities with a duration longer than prospectus guidelines allowed.

3. CAPITAL TRANSACTIONS

At May 31, 2001, capital aggregated $451,757,308, $338,700,357 and $63,054,530 for Classes A, B, and C, respectively. For the year ended May 31, 2001, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,646,318,049    $ 1,646,318,049
  Class B..........................................     687,547,727        687,547,727
  Class C..........................................     171,139,627        171,139,627
                                                     --------------    ---------------
Total Sales........................................   2,505,005,403    $ 2,505,005,403
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................      24,360,250    $    24,360,250
  Class B..........................................      11,451,242         11,451,242
  Class C..........................................       2,205,189          2,205,189
                                                     --------------    ---------------
Total Dividend Reinvestment........................      38,016,681    $    38,016,681
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,792,234,974)   $(1,792,234,973)
  Class B..........................................    (599,148,102)      (599,148,112)
  Class C..........................................    (164,985,596)      (164,985,596)
                                                     --------------    ---------------
Total Repurchases..................................  (2,556,368,672)   $(2,556,368,681)
                                                     ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

    At May 31, 2000, capital aggregated $573,317,572, $238,852,191, and
$54,695,811 for Classes A, B, and C, respectively. For the year ended May 31, 2000, transactions were as follows:

                                                       SHARES              VALUE
Sales:
  Class A........................................   18,409,830,894    $ 18,409,830,894
  Class B........................................    1,333,924,471       1,333,924,471
  Class C........................................      457,416,625         457,416,625
                                                   ---------------    ----------------
Total Sales......................................   20,201,171,990    $ 20,201,171,990
                                                   ===============    ================
Dividend Reinvestment:
  Class A........................................       32,587,988    $     32,587,988
  Class B........................................        8,191,882           8,191,882
  Class C........................................        1,735,136           1,735,136
                                                   ---------------    ----------------
Total Dividend Reinvestment......................       42,515,006    $     42,515,006
                                                   ===============    ================
Repurchases:
  Class A........................................  (18,398,714,725)   $(18,398,714,725)
  Class B........................................   (1,233,062,546)     (1,233,062,546)
  Class C........................................     (431,379,284)       (431,379,284)
                                                   ---------------    ----------------
Total Repurchases................................  (20,063,156,555)   $(20,063,156,555)
                                                   ===============    ================

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended May 31, 2001 and 2000, 12,687,988 and 12,487,923 Class B Shares automatically converted to Class A Shares, respectively. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended May 31, 2001 and 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and on year of the purchase for Class C as detailed in the following schedule. The Class B and C

NOTES TO
FINANCIAL STATEMENTS

May 31, 2001

Shares bear the expense of their respective deferred sales arrangements, including higher distribution on service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                 OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                              -----------------------
YEAR OF REDEMPTION                                            CLASS B         CLASS C
First.......................................................   4.00%           1.00%
Second......................................................   4.00%            None
Third.......................................................   3.00%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.50%            None
Sixth and Thereafter........................................    None            None

    For the year ended May 31, 2001, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $2,386,400. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of average daily net assets of Class A Shares and .90% each of Class B and Class C Shares are accrued daily. Included in these fees for the year ended May 31, 2001, are payments retained by Van Kampen of approximately $1,786,200.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


    (a)(1)   First Amended and Restated Agreement and Declaration of
                Trust(1)
       (2)   Second Certificate of Amendment(3)
       (3)   Second Amended and Restated Certificate of Designation(3)
       (b)   Amended and Restated Bylaws(1)
    (c)(1)   Specimen Class A Share Certificate(3)
       (2)   Specimen Class B Share Certificate(3)
       (3)   Specimen Class C Share Certificate(3)
       (d)   Investment Advisory Agreement(2)
    (e)(1)   Distribution and Service Agreement(2)
       (2)   Form of Dealer Agreement(1)
       (3)   Form of Broker Fully Disclosed Clearing Agreement(1)
       (4)   Form of Bank Fully Disclosed Clearing Agreement(1)
    (f)(1)   Form of Trustee Deferred Compensation Plan(4)
       (2)   Form of Trustee Retirement Plan(4)
    (g)(1)   Custodian Contract(2)
       (2)   Transfer Agency and Service Agreement(2)
    (h)(1)   Fund Accounting Agreement(2)
    (i)(1)   Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                (Illinois)(1)
       (2)   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
    (j)(1)   Consent of Ernst & Young LLP+
       (2)   Consent of PricewaterhouseCoopers LLP+
       (k) Audit Report and Financial Statements for the fiscal year ended May 31, 1999(5)
       (l)   Not Applicable
    (m)(1)   Plan of Distribution pursuant to Rule 12b-1(2)
       (2)   Form of Shareholder Assistance Agreement(2)
       (3)   Form of Administrative Services Agreement(2)
       (n)   Amended Multi-Class Plan(2)
    (p)(1)   Code of Ethics of the Adviser and the Distributor+
       (2)   Code of Ethics of the Funds(6)
       (q)   Power of Attorney+
    (z)(1)   List of certain investment companies in response to Item
                27(a)+
       (2) List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


(1) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 2-50870, filed September 27, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 26, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N1-A, File No. 2-50870, filed September 15, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File No. 2-12685, and 811-734, filed April 29, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A, File No. 2-50870 and 811-2482, filed September 28, 1999.



(6) Incorporated herein by reference to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A, File No. 2-50870, and 811-2482, filed September 28, 2000.


+ Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust. Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust,
(ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding not having a reasonable cause to believe that such conduct was unlawful (collectively "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Investment Advisory Services" in the Prospectus and "Investment Advisory Agreement," "Other Agreements" and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of each of the officers and directors of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).

     (b) Van Kampen Funds Inc. is an affiliated person of the Registrant and is the only principal underwriter for the Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the trustees and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder to be maintained (i) by the Registrant will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555; Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153; or at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, (ii) by the Adviser, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN RESERVE FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace, and the State of Illinois, on the 26th day of September, 2001.

                                        VAN KAMPEN RESERVE FUND

                                        By:       /s/  SARA L. BADLER

                                           -------------------------------------

                                            Sara L. Badler, Assistant Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on September 26, 2001, by the following persons in the capacities indicated.



                   SIGNATURES                                              TITLE
                   ----------                                              -----
Principal Executive Officer:
          /s/   RICHARD F. POWERS, III*                            Trustee and President
------------------------------------------------
             Richard F. Powers, III
Principal Financial Officer:

              /s/   JOHN L. SULLIVAN*              Vice President, Chief Financial Officer and Treasurer
------------------------------------------------
                John L. Sullivan
Trustees:

             /s/   J. MILES BRANAGAN*                                     Trustee
------------------------------------------------
               J. Miles Branagan

               /s/   JERRY D. CHOATE*                                     Trustee
------------------------------------------------
                Jerry D. Choate

            /s/   LINDA HUTTON HEAGY*                                     Trustee
------------------------------------------------
               Linda Hutton Heagy

              /s/   R. CRAIG KENNEDY*                                     Trustee
------------------------------------------------
                R. Craig Kennedy

             /s/   MITCHELL M. MERIN*                                     Trustee
------------------------------------------------
               Mitchell M. Merin

                /s/   JACK E. NELSON*                                     Trustee
------------------------------------------------
                 Jack E. Nelson

             /s/   PHILLIP B. ROONEY*                                     Trustee
------------------------------------------------
               Phillip B. Rooney

              /s/   WAYNE W. WHALEN*                                      Trustee
------------------------------------------------
                Wayne W. Whalen

            /s/   SUZANNE H. WOOLSEY*                                     Trustee
------------------------------------------------
               Suzanne H. Woolsey
---------------
                * Signed by Sara L. Badler pursuant to a power of attorney filed herewith.
                  /s/  SARA L. BADLER                                September 26, 2001
------------------------------------------------
                 Sara L. Badler
                Attorney-in-Fact

                            SCHEDULE OF EXHIBITS TO

                    POST-EFFECTIVE AMENDMENT 43 TO FORM N-1A



EXHIBIT
NUMBER                               EXHIBIT
-------                              -------
(i)(2)     Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)(1)     Consent of Ernst & Young LLP
   (2)     Consent of PricewaterhouseCoopers LLP
(p)(1)     Code of Ethics of the Adviser and the Distributor
(q)        Power of Attorney
(z)(1)     List of certain investment companies in response to Item
           27(a)
   (2)     List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)